Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
 PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

      In connection with the Quarterly Report of Target Acquisitions I, Inc., a Delaware corporation (the "Company"), on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the "Report"), Zhengting Deng, Chief Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: March 30, 2012

/s/ Zhengting Deng
Zhengting Deng
Chief Financial Officer (Principal Financial Officer)

[A signed original of this written statement required by Section 906 has been provided to Target Acquisitions I, Inc. and will be retained by Target Acquisitions I, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]